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EXHIBIT 24.1

POWER OF ATTORNEY

        KNOW ALL BY THESE PRESENTS THAT I, E. NEVILLE ISDELL, Chairman of the Board, Chief Executive Officer and a Director of The Coca-Cola Company (the "Company"), do hereby appoint GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, CYNTHIA P. MCCAGUE, Senior Vice President of the Company, and CAROL C. HAYES, Associate General Counsel and Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-3 for the registration of an indeterminate principal amount of securities of the Company; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the blue sky or other federal or state securities laws and regulations; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand as of the 19th day of July, 2007.

/s/ E. Neville Isdell Chairman of the Board, Chief Executive Officer and Director The Coca-Cola Company

POWER OF ATTORNEY

        KNOW ALL BY THESE PRESENTS THAT I, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of The Coca-Cola Company (the "Company"), do hereby appoint E. NEVILLE ISDELL, Chairman of the Board, Chief Executive Officer and a Director of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, CYNTHIA P. MCCAGUE, Senior Vice President of the Company, and CAROL C. HAYES, Associate General Counsel and Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-3 for the registration of an indeterminate principal amount of securities of the Company; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the blue sky or other federal or state securities laws and regulations; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand as of the 19th day of July, 2007.

/s/ Gary P. Fayard Executive Vice President and Chief Financial Officer The Coca-Cola Company

POWER OF ATTORNEY

        KNOW ALL BY THESE PRESENTS THAT I, HARRY L. ANDERSON, Vice President and Controller of The Coca-Cola Company (the "Company"), do hereby appoint E. NEVILLE ISDELL, Chairman of the Board, Chief Executive Officer and a Director of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, CYNTHIA P. MCCAGUE, Senior Vice President of the Company, and CAROL C. HAYES, Associate General Counsel and Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-3 for the registration of an indeterminate principal amount of securities of the Company; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the blue sky or other federal or state securities laws and regulations; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand as of the 23rd day of July, 2007.

/s/ Harry L. Anderson Vice President and Controller The Coca-Cola Company

POWER OF ATTORNEY

        KNOW ALL BY THESE PRESENTS THAT I, HERBERT A. ALLEN, a Director of The Coca-Cola Company (the "Company"), do hereby appoint E. NEVILLE ISDELL, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, CYNTHIA P. MCCAGUE, Senior Vice President of the Company, and CAROL C. HAYES, Associate General Counsel and Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-3 for the registration of an indeterminate principal amount of securities of the Company; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the blue sky or other federal or state securities laws and regulations; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand as of the 19th day of July, 2007.

/s/ Herbert A. Allen Director The Coca-Cola Company

POWER OF ATTORNEY

        KNOW ALL BY THESE PRESENTS THAT I, RONALD W. ALLEN, a Director of The Coca-Cola Company (the "Company"), do hereby appoint E. NEVILLE ISDELL, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, CYNTHIA P. MCCAGUE, Senior Vice President of the Company, and CAROL C. HAYES, Associate General Counsel and Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-3 for the registration of an indeterminate principal amount of securities of the Company; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the blue sky or other federal or state securities laws and regulations; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand as of the 19th day of July, 2007.

/s/ Ronald W. Allen Director The Coca-Cola Company

POWER OF ATTORNEY

        KNOW ALL BY THESE PRESENTS THAT I, CATHLEEN P. BLACK, a Director of The Coca-Cola Company (the "Company"), do hereby appoint E. NEVILLE ISDELL, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, CYNTHIA P. MCCAGUE, Senior Vice President of the Company, and CAROL C. HAYES, Associate General Counsel and Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-3 for the registration of an indeterminate principal amount of securities of the Company; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the blue sky or other federal or state securities laws and regulations; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand as of the 9th day of August, 2007.

/s/ Cathleen P. Black Director The Coca-Cola Company

POWER OF ATTORNEY

        KNOW ALL BY THESE PRESENTS THAT I, BARRY DILLER, a Director of The Coca-Cola Company (the "Company"), do hereby appoint E. NEVILLE ISDELL, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, CYNTHIA P. MCCAGUE, Senior Vice President of the Company, and CAROL C. HAYES, Associate General Counsel and Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-3 for the registration of an indeterminate principal amount of securities of the Company; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the blue sky or other federal or state securities laws and regulations; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand as of the 8th day of August, 2007.

/s/ Barry Diller Director The Coca-Cola Company

POWER OF ATTORNEY

        KNOW ALL BY THESE PRESENTS THAT I, DONALD R. KEOUGH, a Director of The Coca-Cola Company (the "Company"), do hereby appoint E. NEVILLE ISDELL, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, CYNTHIA P. MCCAGUE, Senior Vice President of the Company, and CAROL C. HAYES, Associate General Counsel and Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-3 for the registration of an indeterminate principal amount of securities of the Company; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the blue sky or other federal or state securities laws and regulations; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand as of the 19th day of July, 2007.

/s/ Donald R. Keough Director The Coca-Cola Company

POWER OF ATTORNEY

        KNOW ALL BY THESE PRESENTS THAT I, DONALD F. MCHENRY, a Director of The Coca-Cola Company (the "Company"), do hereby appoint E. NEVILLE ISDELL, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, CYNTHIA P. MCCAGUE, Senior Vice President of the Company, and CAROL C. HAYES, Associate General Counsel and Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-3 for the registration of an indeterminate principal amount of securities of the Company; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the blue sky or other federal or state securities laws and regulations; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand as of the 19th day of July, 2007.

/s/ Donald F. McHenry Director The Coca-Cola Company

POWER OF ATTORNEY

        KNOW ALL BY THESE PRESENTS THAT I, SAM NUNN, a Director of The Coca-Cola Company (the "Company"), do hereby appoint E. NEVILLE ISDELL, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, CYNTHIA P. MCCAGUE, Senior Vice President of the Company, and CAROL C. HAYES, Associate General Counsel and Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-3 for the registration of an indeterminate principal amount of securities of the Company; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the blue sky or other federal or state securities laws and regulations; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand as of the 19th day of July, 2007.

/s/ Sam Nunn Director The Coca-Cola Company

POWER OF ATTORNEY

        KNOW ALL BY THESE PRESENTS THAT I, JAMES D. ROBINSON III, a Director of The Coca-Cola Company (the "Company"), do hereby appoint E. NEVILLE ISDELL, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, CYNTHIA P. MCCAGUE, Senior Vice President of the Company, and CAROL C. HAYES, Associate General Counsel and Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-3 for the registration of an indeterminate principal amount of securities of the Company; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the blue sky or other federal or state securities laws and regulations; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand as of the 19th day of July, 2007.

/s/ James D. Robinson III Director The Coca-Cola Company

POWER OF ATTORNEY

        KNOW ALL BY THESE PRESENTS THAT I, PETER V. UEBERROTH, a Director of The Coca-Cola Company (the "Company"), do hereby appoint E. NEVILLE ISDELL, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, CYNTHIA P. MCCAGUE, Senior Vice President of the Company, and CAROL C. HAYES, Associate General Counsel and Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-3 for the registration of an indeterminate principal amount of securities of the Company; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the blue sky or other federal or state securities laws and regulations; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand as of the 23rd day of July, 2007.

/s/ Peter V. Ueberroth Director The Coca-Cola Company

POWER OF ATTORNEY

        KNOW ALL BY THESE PRESENTS THAT I, JAMES B. WILLIAMS, a Director of The Coca-Cola Company (the "Company"), do hereby appoint E. NEVILLE ISDELL, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, CYNTHIA P. MCCAGUE, Senior Vice President of the Company, and CAROL C. HAYES, Associate General Counsel and Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-3 for the registration of an indeterminate principal amount of securities of the Company; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the blue sky or other federal or state securities laws and regulations; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand as of the 19th day of July, 2007.

/s/ James B. Williams Director The Coca-Cola Company

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POWER OF ATTORNEY